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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 12, 2007

                     Tortoise Capital Resources Corporation
             (Exact Name of Registrant as Specified in Its Charter)

         Maryland                       1-33292                   20-3431375
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

10801 Mastin Blvd., Suite 222, Overland Park, KS                     66210
(Address of Principal Executive Offices)                          (Zip Code)

                                 (913) 981-1020
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On April 12, 2007, Tortoise Capital Resources Corporation (the "Company") issued a press release announcing its financial results for the quarter ended February
28, 2007. A copy of the press release is attached as Exhibit 99.1 to this Form
8-K.

The information in this Item 2.02, and Exhibit 99.1 to this Current Report on
Form 8-K, shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the
"Securities Act"), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01     Regulation FD Disclosure.

On April 12, 2007, the Company announced that it will discuss fiscal fourth quarter 2006 and fiscal first quarter 2007 financial results at its annual stockholders' meeting on April 13, 2007. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

The information in this Item 7.01 to this Current Report on Form 8-K, shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act or the Exchange
Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

     99.1     Press Release dated April 12, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TORTOISE CAPITAL RESOURCES CORPORATION

Dated:  April 12, 2007                 By:  /s/ David Schulte
                                          --------------------------------------
                                           David J. Schulte
                                           President and Chief Executive Officer

                                  Exhibit Index

Exhibit No.                Description

   99.1                    Press Release dated April 12, 2007